SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)
                                             September 5, 1997 (August 28, 1997)

                                The Pantry, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                           33-72574                      56-1574463

(State or other                   (Commission                 (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)




        1801 Douglas Drive, P. O. Box 1410, Sanford, North Carolina 27330
- --------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code        (919) 774-6700
                                                    ----------------------------

         (Former name or former address, if changed since last report.)

ITEM 5. Attached hereto as Exhibit 99.1 (which is hereby incorporated by reference herein) is the press release issued by The Pantry, Inc. dated August 28, 1997 relating to its acquisition of Lil' Champ Food Stores, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.

                  99.1     Press release dated August 28, 1997.


                                       2.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Date:  September 5, 1997


                               THE PANTRY, INC.


                               By:      /s/ Peter J. Sodini
                                        Peter J. Sodini
                                        President and Chief Executive Officer


                                       3.

                                  EXHIBIT INDEX



    Exhibit
    Number                  Description

     99.1        Press release dated August 28, 1997.